Statement of Additional Information Supplement American Century World Mutual Funds, Inc.
Supplement dated April 12, 2025 ■ Statement of Additional Information dated April 1, 2025

Keith Creveling, CFA, Senior Vice President and Executive Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Focused Global Growth Fund effective October 15, 2025. He will remain with the firm through March 31, 2026.

The entries for Keith Creveling are to be deleted, effective October 15, 2025.

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